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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 2002 included in Documentum Inc.'s Form 10-K for the fiscal year ended December 31, 2001, and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP
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Arthur Andersen LLP

San Jose, California
May 2, 2002